UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                        Washington, DC 20549

                            SCHEDULE 14A
                           (Rule 14a-101)
              INFORMATION REQUIRED IN PROXY STATEMENT
                     SCHEDULE 14A INFORMATION
      Proxy Statement Pursuant to Section 14(a) of the Securities

                 Exchange Act of 1934 (Amendment No. 1 )
                                                 -----


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-12

                         MED GEN, INC.
       ----------------------------------------------
      (Name of Registrant as Specified in Its Charter)

         ------------------------------------------
         (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-
      6(i)(1) and 0-11.

Title of each class of securities to which transaction applies:
----------------------------------------------------------------------
Aggregate number of securities to which transaction applies:
----------------------------------------------------------------------
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
----------------------------------------------------------------------
Proposed maximum aggregate value of transaction:
----------------------------------------------------------------------
Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:
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Form, Schedule or Registration Statement No.:
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Filing Party:
----------------------------------------------------------------------
Date Filed:
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

             PRELIMINARY COPY SUBJECT TO COMPLETION
                       DATED _________, 2006

                          Med Gen, Inc.
             7284 West Palmetto Park Road, Suite 207
                       Boca Raton, FL 33433

            NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                  TO BE HELD ON ___________, 2006


Dear Stockholders:

     You are cordially invited to attend a special meeting of stockholders on ________, 2006 at ____ a.m. local time at our corporate headquarters, located at 7284 West Palmetto Park Road, Suite 207, Boca Raton, FL 33433

     The purpose of this special meeting is to consider and vote on the following matters:

     A proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of Med Gen, Inc. from 500,000,000 shares to 2,500,000,000 shares, consisting of 2,495,000,000 shares of common stock and 5,000,000 of preferred stock, which Certificate of Amendment was approved by the Board of Directors on March 31st, 2006;
and such other business as may properly come before the special meeting, or any adjournment thereof.

     The Board of Directors has fixed the close of business on April 17th,
                                                               ----------
2006 as the record time for determining which stockholders are entitled to notice of, and to vote at, this special meeting, or any adjournment thereof.


WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO FILL IN, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO US USING THE SELF ADDRESSED STAMPED ENVELOPE PROVIDED.

                                 By Order of the Board of Directors,


                                 Paul Mitchell
                                 President, COO and Member of the
                                 Board of Directors
                                 Boca Raton, Florida
                                 ___________, 2006

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                     TABLE OF CONTENTS

                                                                  Page
                                                                  ----

QUESTIONS AND ANSWERS ABOUT THE MEETING...........................  1

SECURITY OWNERSHIP................................................  4

PROPOSAL 1: APPROVING THE AMENDMENT TO OUR RESTATED
  CERTIFICATE OF INCORPORATION....................................  4

  Introduction....................................................  4
  Description of the Common Stock, Warrants, Convertible
    Securities and Convertible Notes..............................  7
  Principal Reasons for Increasing the Number of Authorized
  Shares of Common Stock..........................................  8
  Vote Required...................................................  9
  Recommendation of the Board.....................................  9
OTHER MATTERS.....................................................  9

ANNUAL AND QUARTERLY REPORT.......................................  10



EXHIBIT A - Certificate of Amendment to the Med Gen, Inc. Restated
            Certificate of Incorporation

EXHIBIT B - Med Gen, Inc.'s Annual Report on Form 10-KSB for the
            Fiscal Year Ended September 30, 2005.

EXHIBIT C - Med Gen, Inc.'s Quarterly Report on Form 10-
            QSB for the Period Ended December 31st,2005 {1st quarter}.

EXHIBIT D - Settlement Agreement between Global Healthcare Laboratories,
            Inc. and Med Gen, Inc.

                          MED GEN, INC.
              7284 West Palmetto Park Road, Suite 207
                      Boca Raton, FL 33433

        PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
                      DATED __________, 2006

     This proxy statement is being furnished to you in connection with the solicitation by the Board of Directors of proxies for use at our special meeting of stockholders scheduled for ________________, 2006 at our corporate headquarters, located at 7284 West Palmetto Park Road, Suite 207, Boca Raton, FL 33433 at 10:00 a.m. local time, and any adjournment thereof. This proxy statement, and the accompanying proxy card, are first being mailed to stockholders on or about ___________, 2006.


         QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

The purpose of the special meeting is to consider and vote upon the following matters:

A proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of Med Gen, Inc. (the "Company") from 500,000,000 shares to 2,500,000,000 shares, consisting of 2,495,000,000 shares of common stock and 5,000,000 shares of preferred stock, which Certificate of Amendment was approved by the Board of Directors on March 31st, 2006 and such other business as may properly come before the special meeting or any adjournment thereof.


WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

You are receiving this proxy statement and the enclosed proxy card because the Board of Directors is soliciting your proxy to vote your shares of common stock at the special meeting. To assist you in your decision-making process, this proxy statement contains pertinent information about us, the special meeting and the proposal to be considered.

WHEN AND WHERE WILL THE MEETING BE HELD?

The special meeting of stockholders will be held at our corporate headquarters, located at 7284 West Palmetto Park Road, Suite 207, Boca Raton, FL 33433 on ____________, 2006 at 10:00 a.m. local time.

WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING?

All stockholders of record at the close of business on April 17th, 2006
                                                       ----------------
are entitled to notice of, and to vote at, the special meeting. Each share of our common stock entitles its holder to one vote on each matter properly submitted to stockholders. On the record date, there were (i) 44,381,727
                                                              ----------
outstanding shares of our common stock, held by a total of approximately 1500 stockholders and no shares of preferred stock outstanding.

HOW DO I VOTE?

By properly completing, signing and returning the enclosed proxy card, your shares will be voted as directed. If no directions are specified on your properly signed and returned proxy card, your shares will be voted for the proposal set forth below, and with regard to any additional matters that come before the special meeting, in the discretion of the persons named as proxies. If you are a registered stockholder, that is, if you hold your shares of stock in certificate form, and you attend the meeting, you may either mail in your completed proxy card or deliver it to us in person. If you hold your shares of stock in "street name," that is, if you hold your shares of stock through a broker or other nominee, and you wish to vote in person at the special meeting, you will need to obtain a proxy card from the institution holding your stock.

CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

No. At the present time we have not established procedures for telephonic or electronic voting. We may establish such procedures in the future, should we determine that their added convenience justifies their additional cost. At this time, you may only vote by returning a properly executed proxy card, or voting in person at the special meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that you have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. Even after submitting your proxy card, you can revoke it and/or change your vote prior to the special meeting. To revoke or change your vote prior to the special meeting, simply (i) file a written notice of revocation with our secretary, (ii) send us a duly executed proxy card bearing a later date than the prior one submitted or (iii) attend the special meeting and vote in person. Please note, however, that while the giving of a proxy does not affect your right to vote in person at the special meeting, attendance alone will not revoke a previously granted proxy.

WHAT IS A "QUORUM"?

A quorum is the number of people required to be present before a meeting can conduct business. Pursuant to our Bylaws, the presence at the special meeting of at least a majority of the outstanding shares of our capital stock (22,190,865 shares) as of the record date, whether in person or by
       -----------------
proxy, is necessary for there to be a "quorum." If you submit a properly executed proxy card, even if you abstain from voting, you will be considered part of the quorum. Shares represented by broker "non-votes" will also be considered part of the quorum.

WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

Approval of the proposal to amend our Restated Certificate of Incorporation to increase the authorized capital stock of the Company from 500,000,000 to 2,500,000,000, consisting of 2,495,000,000 shares of common stock and 5,000,000 shares of preferred stock, as approved by the Board of Directors on March 31st, 2006, requires the affirmative vote of a majority of the issued and outstanding shares of our common stock .

Properly executed proxy cards marked "ABSTAIN" and broker "non-votes" will not be voted. Accordingly, abstentions and broker "non-votes" are tantamount to negative votes.

WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION?

The Board of Directors recommends that you vote for the amendment to the Certificate of Amendment to the Restated Certificate of Incorporation increasing the authorized capital stock from 500,000,000 shares to
                                             -----------
2,500,000,000 shares, consisting of 2,495,000,000 shares of common stock and
--------------------                --------------------
5,000,000 shares of preferred stock, which Certificate of Amendment was approved by the Board of Directors on March 31st, 2006.

Unless otherwise instructed, the shares of stock represented by your signed and returned proxy card will be voted in accordance with the recommendations of the Board of Directors. With respect to other matters that may properly come before the special meeting, the proxy holder(s) will vote in accordance with the Board of Directors' recommendations or, if no recommendation is given, at their discretion.

WHO IS PAYING THE COST FOR THIS PROXY SOLICITATION AND HOW IS THE
SOLICITATION PROCESS BEING CONDUCTED?

We will pay the costs associated with this proxy solicitation. We do not anticipate that such costs will exceed those normally associated with similar proxy solicitations. We will also, upon request, reimburse brokers, banks and similar organizations for reasonable out-of-pocket expenses incurred in forwarding these proxy materials to clients.

In addition to soliciting of proxies through the mail, our directors and employees may solicit proxies in person, by telephone or other electronic means. None of our directors or employees will receive additional compensation for any such efforts.

DO I HAVE DISSENTER'S RIGHTS?

No. The action proposed to be taken at the special meeting does not entitle dissenting stockholders to any appraisal rights under the Nevada Revised Statutes.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING OF
STOCKHOLDERS DUE?

For stockholder proposals to be considered for inclusion in the proxy statement for our next annual meeting, they must be submitted to us in writing, within a reasonable time before we begin printing and mailing our annual meeting proxy materials. We have not yet set the date for our next annual meeting. Please note, however, that all proposals submitted must comply with applicable laws and regulations and follow the procedures set forth in Rule 14a-8 of the Securities Exchange Act of 1934, as amended, to be considered for inclusion in our proxy materials.


HOW DO I OBTAIN MORE INFORMATION ABOUT US?

We file annual, quarterly and special reports and other information with the Securities and Exchange Commission (the "SEC"). You may read and copy any of these documents at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at (800)-SEC-0330 for further information. Copies of this material may also be obtained from the SEC's web site at HTTP://WWW.SEC.GOV, by contacting our chief financial officer at

(561) 750-1100 or by writing to us at 7284 West Palmetto Park Road, Suite 207, Boca Raton, FL 33433.

                         SECURITY OWNERSHIP

     The following table sets forth information concerning ownership of our common stock and preferred stock, as of the record date, by (i) each person known to be the beneficial owner of more than five percent of our outstanding common stock and preferred stock, (ii) each director and executive officer required to be named hereunder and (iii) all of our directors and executive officers as a group. Unless otherwise indicated, we believe that each stockholder has sole voting power and dispositive power with respect to the shares of capital stock beneficially owned by him.

-------------------------------------------------------------------
                          Common Stock               Percentage
                          Beneficially Owned         Owned
-------------------------------------------------------------------
Paul B. Kravitz
4320 NW 101 Drive
Coral Springs, FL 33065       10,213,685  (1)          23.01%
                                                       ------
Paul S. Mitchell
7284 W. Palmetto Pk Rd
Boca Raton, FL  33433            178,680  (1)          0.0040%
-----------------                                      -------

A person is deemed to be the beneficial owner of voting securities that can be acquired by such person within 60 days after the record date upon the exercise of options and warrants and the conversion of convertible securities. Each beneficial owner's percentage ownership is calculated under the assumption that all options, warrants or convertible securities held by such person (but not those held by any other person) that are currently exercisable or convertible (i.e., that are exercisable or convertible within 60 days after the record date) have been exercised or converted.

(1)  Reflects the 20:1 reverse split approved on September 7, 2005


APPROVING THE AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION

Introduction

     On March 31st, 2006, the Board of Directors of the Company approved an amendment to our Restated Certificate of Incorporation increasing the authorized capital stock of the Company to 2,500,000,000 from 500,000,000.

     The stockholders are being asked to approve this proposed amendment. The shares of the Company's common stock, including the additional shares proposed for authorization, do not have preemptive or similar rights. If approved by the stockholders, Article 4 of the Company's Restated

Certificate of Incorporation would be amended to provide as follows:

          The amount of the total authorized capital stock of this corporation is 2,500,000,000 shares, consisting of 2,495,000,000 shares of common stock and 5,000,000 shares of preferred stock with a par value of $.001 per share. Such shares are nonassessable.

Description of the Common Stock, Warrants, Convertible Debentures and Convertible Notes.

     Except as to certain matters discussed below or as proscribed by applicable law, the holders of shares of the capital stock of the Company vote together as a single class. The holders of our capital stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

Description of the Common Stock

     Prior to filing the proposed Certificate of Amendment which will increase our authorized capital stock to 2,500,000,000 shares if approved by the shareholders, we were authorized to issue up to 500,000,000 shares of capital stock, consisting of up to 495,000,000 shares of common stock and up to 5,000,000 shares of preferred stock. There are presently 44,381,727 shares of common stock outstanding.
-----------------

     The holders of common stock: (i) have equal ratable rights to dividends from funds legally available if and when declared by our Board of Directors after all accrued but unpaid dividends have been paid to the holders of the outstanding capital stock ranking senior to the common stock as to dividends; (ii) are entitled to share ratably in all of our assets available for distribution to the holders of common stock upon liquidation, dissolution or winding up of our affairs; and (iii) do not have preemptive, subscription or conversion rights, and there are no redemption or sinking fund provisions or rights.


Principal Reasons for Increasing the Number of Authorized Shares of Common
Stock.

     The Company does not have sufficient liquidity to finance its operations and has used its common stock to pay for goods, services and to repay certain debts. The Board of Directors of the Company believes that it is advisable and in the best interests of the Company to have additional authorized but unissued shares of common stock available in an amount adequate to provide for the future needs of the Company. The additional shares will be available for issuance from time to time for a stock split or dividend, raising capital through the sale of common stock and attracting and retaining valuable employees by issuing additional stock options. Furthermore the Company must file a registration statement to cover loans in the amount of $1,700,000.00 which has been already funded to the Company by its lender and future commitments to fund in the amount of $1,450,000.00.


     Additionally, the Company has immediate or potential obligations to issue additional shares as follows:

     (a) On March 31, 2005, the Company entered into an agreement with NIR Group, a New York-based investor group, whereby the investment group would invest $1,540,000 in the Company. The terms of the agreement state that the Company may be required to issue up to 171,111,111 shares of common stock based on a variable conversion price. The Company filed a Registration Statement to cover the share issuance. It went effective on August 12th, 2005. This registration covered the $1,540,000.

     (b) On August 31st, 2005 the Company received an additional
         $500,000 dollars under the same terms and conditions as the prior financing except that the floor conversion price was lowered from .09 to.04 cents.

     (c) On October 31, 2005 the Company received an additional
         $600,000 dollars under the same terms and conditions as the prior financing except that the floor conversion price was lowered from .09 to.04 cents.

     (d) On February 27th, 2006, the Company received an additional $600,000 dollars under the same terms and conditions as the prior financing except that the floor conversion price was lowered from .09 to .04 cents.

     (e) On April 1, 2006 the Company executed a Settlement Agreement which requires the registration of 15,000,000 common shares to the settling parties. These shares will be subject to the Rule 144 regulations of the Securities Act.


         The Company was required to reserve in excess of 500,000,000 shares for this additional Registration and only has approximately 200,000,000 unissued authorized shares left in the treasury. The Company must increase its authorized shares to comply with the contractual obligations with its funding group.

     The issuance of the additional shares of capital stock will have the effect of diluting earnings per share, if any, and book value per share, which could adversely affect the Company's existing stockholders. Issuing additional shares of capital stock may also have the effect of delaying or preventing a change of control of the Company. The Company's authorized but unissued capital stock could be issued in one or more transactions that would make more difficult or costly, and less likely, a takeover of the Company. The ratification of the Certificate of Amendment to the Company's Restated Certificate of Incorporation is not being recommended in response to any specific effort of which the Company is aware to obtain control of the Company, and the Board of Directors has no current intention to use the additional shares of capital stock in order to impede a takeover attempt. Finally the Company does not expect to issue any additional shares
          ------------------------------------------------------------------
under any other newly authorized plans.
---------------------------------------


Vote Required

     The affirmative vote of the holders of a majority of our outstanding capital stock is required to amend our Restated Certificate of Incorporation.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.








                           OTHER MATTERS

     The Board of Directors does not know of any matter, other than the proposals described above that may be presented for action at the special meeting. If any other matter or proposal should be presented and should properly come before the meeting for action, the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                     ANNUAL AND QUARTERLY REPORT

     All stockholders of record as of the record date are being sent herewith a copy of the Company's (i) Annual Report on Form 10-KSB for the year ended September 30, 2005, which contains certified financial statements of the Company for the year then ended and (ii) Quarterly Report on Form 10-QSB for the first quarter ended December 30th, 2005.
(iii) Settlement Agreement between the Company and Global Healthcare
--------------------------------------------------------------------
Laboratories, Inc.
------------------

     This Proxy incorporates by reference the Financial Statements and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in such reports.

                         Appendix A
                         ----------


              PRELIMINARY COPY SUBJECT TO COMPLETION
                       DATED _________, 2006

               THIS PROXY IS SOLICITED ON BEHALF
                 OF THE BOARD OF DIRECTORS OF

                         MED GEN, INC.

            Proxy - Special Meeting of Stockholders

                       ___________, 2006

     The undersigned, a holder of common stock of Med Gen, Inc., a Nevada corporation (the "Company"), does hereby appoint [ ] and [ ], and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock or preferred stock of the Company that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at 10:00 a.m., local time, ____________, 2005 at the corporate headquarters of the Company, located at 7284 West Palmetto Park Road, Suite 207, Boca Raton, FL 33433 or at any adjournment or adjournments thereof.

This proxy will be voted in accordance with any directions given herein. Unless otherwise specified, this proxy when executed and returned to the Company will be voted to approve the proposed amendment to the restated certificate of incorporation.


1. To approve the proposed amendment to the Restated Certificate of Incorporation to increase the authorized shares of capital stock of the Company from 500,000,000 to 2,500,000,000 consisting of 2,495,000,000 shares of common stock and 5,000,000 shares of preferred stock.


          FOR [___]            AGAINST [___]        ABSTAIN [___]



NOTE: Your signature should appear the same as your name appears hereon. If signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which you are signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer.

Signature:___________________________       Date: _____________, 2006

Signature:__________________________        Date: _____________, 2006